UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) September 22, 2011

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-175117	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 446 North Boulevard Baton Rouge, Louisiana 70802 Telephone (225) 381-5868 75-3206126	333-175117-01	ENTERGY LOUISIANA INVESTMENT RECOVERY FUNDING I, L.L.C. (a Louisiana limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 (504) 840-2608 45-2494355

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In connection with the issuance on September 22, 2011 by Entergy Louisiana Investment Recovery Funding I, L.L.C. (the “Issuing Entity”) of $207,156,000 Senior Secured Investment Recovery Bonds, offered pursuant to the Prospectus dated September 2, 2011 and the Prospectus Supplement dated September 15, 2011, the Issuing Entity and Entergy Louisiana, LLC (“ELL”) entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated September 15, 2011, by and among ELL, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture dated as of September 1, 2011, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement dated as of September 1, 2011, by and between the Issuing Entity and the Indenture Trustee.
99.1	Investment Recovery Property Servicing Agreement dated as of September 1, 2011, by and between the Issuing Entity and ELL, as servicer.
99.2	Investment Recovery Property Purchase and Sale Agreement dated as of September 1, 2011, by and between the Issuing Entity and ELL, as seller.
99.3	Administration Agreement dated as of September 1, 2011, by and between the Issuing Entity and ELL, as administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      ENTERGY LOUISIANA, LLC

By:           /s/ Theodore H. Bunting, Jr.
      Theodore H. Bunting, Jr.
      Senior Vice President and Chief
Accounting Officer

Date: September 27, 2011

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY LOUISIANA INVESTMENT RECOVERY FUNDING I, L.L.C.

By:           /s/ Theodore H. Bunting, Jr.
     Theodore H. Bunting, Jr.
      Chief Accounting Officer

Date: September 27, 2011

INDEX TO EXHIBITS

1.1	Underwriting Agreement dated September 15, 2011, by and among ELL, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture dated as of September 1, 2011, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement dated as of September 1, 2011, by and between the Issuing Entity and the Indenture Trustee.
99.1	Investment Recovery Property Servicing Agreement dated as of September 1, 2011, by and between the Issuing Entity and ELL, as servicer.
99.2	Investment Recovery Property Purchase and Sale Agreement dated as of September 1, 2011, by and between the Issuing Entity and ELL, as seller.
99.3	Administration Agreement dated as of September 1, 2011, by and between the Issuing Entity and ELL, as administrator.